[Draft: (New York) June 6, 2005]

FOURTH AMENDMENT TO CREDIT AGREEMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of June 14, 2005, among EXIDE TECHNOLOGIES, a Delaware corporation (the “U.S. Borrower”), EXIDE GLOBAL HOLDING NETHERLANDS C.V., a limited partnership organized under the laws of The Netherlands (the “European Borrower”, and together with the U.S. Borrower, the “Borrowers”), the Lenders from time to time party hereto and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of May 5, 2004 (as amended, restated, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms, conditions and agreements herein set forth, the parties hereto have agreed to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I. Amendments to Credit Agreement.

1. Section 2.01(c) of the Credit Agreement is hereby amended by deleting the text “$40,000,000” appearing in said Section and inserting the text “$50,000,000” in lieu thereof.

2. Section 9.02(xvii) of the Credit Agreement is hereby amended by deleting the text “€25,000,000” appearing in said Section and inserting the text “€35,000,000”in lieu thereof.

3. Section 9.02(xviii) of the Credit Agreement is hereby amended by (x) deleting each instance of the text “and/or any of its Domestic Subsidiaries” appearing in said Section and inserting the text “, any of its Domestic Subsidiaries and/or any of its Subsidiaries organized in Asia, Australia or New Zealand” in lieu thereof and (y) deleting the text “$25,000,000” appearing in said Section and inserting the text “$15,000,000” in lieu thereof.

4. Section 9.03 of the Credit Agreement is hereby amended by (w) deleting the word “and” appearing at the end of clause (xxi) of said Section, (x) deleting the period at the end of clause (xxii) of said Section, (y) inserting the following new clause (xxiii) immediately following clause (xxii) of said Section:

“(xxiii) Liens on assets of the U.S. Borrower and/or any of its Subsidiaries securing obligations owing by the U.S. Borrower and/or any of its Subsidiaries to one or more banks or other financial institutions under one or more agreements or arrangements providing for credit products or credit arrangements to be made available to the U.S. Borrower and/or any of its Subsidiaries as part of, or in connection with, their respective cash management systems, provided that (x) the assets subject to such Liens are acceptable to the Administrative Agent, (y) the aggregate amount of obligations at any time secured by such Liens does not exceed $10,000,000 and (z) the Fair Market Value of all assets subject to such Liens does not exceed $12,000,000 in the aggregate.”; and

(z) deleting the text “and (xvii)” appearing in the last paragraph of said Section and inserting the text “, (xvii) and (xxiii)” in lieu thereof.

5. Section 9.03(xix) of the Credit Agreement is hereby further amended by deleting the text “and/or any of its Domestic Subsidiaries” appearing in said Section and inserting the text “, any of its Domestic Subsidiaries and/or any of its Subsidiaries organized in Asia, Australia or New Zealand” in lieu thereof.

6. Section 9.04(xviii) of the Credit Agreement is hereby amended by deleting the text “€25,000,000” appearing in said Section and inserting the text “€35,000,000”in lieu thereof.

7. Section 9.04(xix) of the Credit Agreement is hereby amended by (x) deleting the text “$25,000,000” appearing in said Section and inserting the text “$15,000,000” in lieu thereof and (y) deleting the text “and/or any of its Domestic Subsidiaries” appearing in said Section and inserting the text “, any of its Domestic Subsidiaries and/or any of its Subsidiaries organized in Asia, Australia or New Zealand” in lieu thereof.

8. Section 9.05 of the Credit Agreement is hereby amended by (x) in the introductory text thereof, inserting the phrase “, or acquire or hold any cash or Cash Equivalents” immediately before the phrase “(each of the foregoing an “Investment” and,” and (y) deleting clause (i) of said Section in its entirety and inserting the following new clause (i) in lieu thereof:

“(i) the U.S. Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents; provided that during any time that any Multicurrency Facility Revolving Loans or Swingline Loans are outstanding, the aggregate amount of cash and Cash Equivalents permitted to be held by the U.S. Borrower and its Subsidiaries shall not exceed $50,000,000 for any period of 5 consecutive Business Days;”.

9. Section 9.08 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

Fiscal Quarter Ending	Amount
Fiscal Quarter ending closest to June 30, 2005	1.70:1.0

Fiscal Quarter ending closest to September 30, 2005	1.70:1.0

Fiscal Quarter ending closest to December 31, 2005	1.35:1.0

Fiscal Quarter ending closest to March 31, 2006	1.90:1.0

Fiscal Quarter ending closest to June 30, 2006	2.50:1.0

Fiscal Quarter ending closest to September 30, 2006	2.50:1.0

Fiscal Quarter ending closest to December 31, 2006	2.75:1.0

Fiscal Quarter ending closest to March 31, 2007	3.00:1.0

Fiscal Quarter ending closest to June 30, 2007	3.00:1.0

Fiscal Quarter ending closest to September 30, 2007	3.00:1.0

Fiscal Quarter ending closest to December 31, 2007	3.25:1.0

Fiscal Quarter ending closest to March 31, 2008	3.50:1.0

Fiscal Quarter ending closest to June 30, 2008	3.50:1.0

Fiscal Quarter ending closest to September 30, 2008	3.50:1.0

Fiscal Quarter ending closest to December 31, 2008	3.50:1.0

Fiscal Quarter ending closest to March 31, 2009	3.50:1.0

Fiscal Quarter ending closest to June 30, 2009	3.50:1.0

Fiscal Quarter ending closest to September 30, 2009	3.50:1.0

Fiscal Quarter ending closest to December 31, 2009 and each Fiscal Quarter ended thereafter	3.50:1.0.

10. Section 9.09(a) of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

Period	Ratio
Last day of the 1st Fiscal Quarter of Fiscal Year 2006 to and including the day occurring prior to the last day of 2nd Fiscal Quarter of Fiscal Year 2006	7.40:1.0

Last day of the 2nd Fiscal Quarter of Fiscal Year 2006 to and including the day occurring prior to the last day of 3rd Fiscal Quarter of Fiscal Year 2006	7.20:1.0

Last day of the 3rd Fiscal Quarter of Fiscal Year 2006 to and including the day occurring prior to the last day of 4th Fiscal Quarter of Fiscal Year 2006	7.90:1.0

Last day of the 4th Fiscal Quarter of Fiscal Year 2006 to and including the day occurring prior to the last day of 1st Fiscal Quarter of Fiscal Year 2007	5.10:1.0

Last day of the 1st Fiscal Quarter of Fiscal Year 2007 to and including the day occurring prior to the last day of 2nd Fiscal Quarter of Fiscal Year 2007	4.50:1.0

Last day of the 2nd Fiscal Quarter of Fiscal Year 2007 to and including the day occurring prior to the last day of 3rd Fiscal Quarter of Fiscal Year 2007	4.25:1.0

Last day of the 3rd Fiscal Quarter of Fiscal Year 2007 to and including the day occurring prior to the last day of 4th Fiscal Quarter of Fiscal Year 2007	4.00:1.0

Last day of the 4th Fiscal Quarter of Fiscal Year 2007 to and including the day occurring prior to the last day of 2nd Fiscal Quarter of Fiscal Year 2008	3.75:1.0

Last day of the 2nd Fiscal Quarter of Fiscal Year 2008 to and including the day occurring prior to the last day of 3rd Fiscal Quarter of Fiscal Year 2008	3.50:1.0

Last day of the 3rd Fiscal Quarter of Fiscal Year 2008 to and including the day occurring prior to the last day of 4th Fiscal Quarter of Fiscal Year 2008	3.25:1.0

Last day of the 4th Fiscal Quarter of Fiscal Year 2008 to and including the day occurring prior to the last day of 3rd Fiscal Quarter of Fiscal Year 2009	3.00:1.0

Last day of the 3rd Fiscal Quarter of Fiscal Year 2009 to and including the day occurring prior to the last day of 4th Fiscal Quarter of Fiscal Year 2009	2.75:1.0

Last day of the 4th Fiscal Quarter of Fiscal Year 2009 and thereafter	2.50:1.0.

11. Section 9.09(b) of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

Period	Ratio
Last day of the 1st Fiscal Quarter of Fiscal Year 2006 to and including the day occurring prior to the last day of the 3rd Fiscal Quarter of Fiscal Year 2006	4.00:1.0

Last day of the 3rd Fiscal Quarter of Fiscal Year 2006 to and including the day occurring prior to the last day of 4th Fiscal Quarter of Fiscal Year 2006	4.25:1.0

Last day of the 4th Fiscal Quarter of Fiscal Year 2006 to and including the day occurring prior to the last day of 1st Fiscal Quarter of Fiscal Year 2007	2.75:1.0

Last day of the 1st Fiscal Quarter of Fiscal Year 2007 to and including the day occurring prior to the last day of 3rd Fiscal Quarter of Fiscal Year 2007	2.25:1.0

Last day of the 3rd Fiscal Quarter of Fiscal Year 2007 to and including the day occurring prior to the last day of 4th Fiscal Quarter of Fiscal Year 2007	2.00:1.0

Last day of the 4th Fiscal Quarter of Fiscal Year 2007 to and including the day occurring prior to the last day of 3rd Fiscal Quarter of Fiscal Year 2008	1.75:1.0

Last day of the 3rd Fiscal Quarter of Fiscal Year 2008 to and including the day occurring prior to the last day of 4th Fiscal Quarter of Fiscal Year 2008	1.50:1.0

Last day of the 4th Fiscal Quarter of Fiscal Year 2008 to and including the day occurring prior to the last day of 4th Fiscal Quarter of Fiscal Year 2009	1.25:1.0

Last day of 4th Fiscal Quarter of Fiscal Year 2009 and thereafter	1.00:1.0.

12. Section 9.10 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

Fiscal Quarter Ending	Amount
Fiscal Quarter ending closest to March 31, 2005	$97,000,000
Fiscal Quarter ending closest to June 30, 2005	$88,000,000
Fiscal Quarter ending closest to September 30, 2005	$90,000,000
Fiscal Quarter ending closest to December 31, 2005	$85,000,000
Fiscal Quarter ending closest to March 31, 2006	$123,000,000
Fiscal Quarter ending closest to June 30, 2006	$150,000,000
Fiscal Quarter ending closest to September 30, 2006	$155,000,000
Fiscal Quarter ending closest to December 31, 2006	$165,000,000
Fiscal Quarter ending closest to March 31, 2007	$175,000,000
Fiscal Quarter ending closest to June 30, 2007	$175,000,000
Fiscal Quarter ending closest to September 30, 2007	$175,000,000
Fiscal Quarter ending closest to December 31, 2007	$175,000,000
Fiscal Quarter ending closest to March 31, 2008	$200,000,000
Fiscal Quarter ending closest to June 30, 2008	$200,000,000
Fiscal Quarter ending closest to September 30, 2008	$200,000,000
Fiscal Quarter ending closest to December 31, 2008	$200,000,000
Fiscal Quarter ending closest to March 31, 2009 and each Fiscal Quarter ended thereafter	$220,000,000.

13. The definition of “Additional Domestic Factoring Agreement” appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text “and/or certain Domestic Subsidiaries of the U.S. Borrower” appearing in said Section and inserting the text “, certain Domestic Subsidiaries of the U.S. Borrower and/or certain Subsidiaries of the U.S. Borrower organized in Asia, Australia and/or New Zealand” in lieu thereof.

14. The definition of “Consolidated EBITDA” appearing in Section 11 of the Credit Agreement is hereby amended by (x) deleting the word “and” appearing immediately preceding the text “(vii)” appearing in the first sentence of said definition and inserting a comma in lieu thereof and (y) inserting the text “and (viii) for any Test Period which includes any portion of the Fiscal Quarter ending closest to June 30, 2006, the amount of any loss incurred by the U.S. Borrower upon the termination of an Other Hedging Agreement during such Fiscal Quarter, in an aggregate amount not to exceed $12,000,000 for all add-backs pursuant to this clause (viii)” immediately preceding the text “and (y) subtracting therefrom” appearing in the first sentence of said definition.

15. Section 11 of the Credit Agreement is hereby further amended (with such amendment to be effective only for periods, or portions thereof, from and after the Fourth Amendment Effective Date) by deleting the definition of “Applicable Margin” in its entirety and inserting the following new definition in lieu thereof:

““Applicable Margin” shall mean a percentage per annum equal to (i) in the case of U.S. Borrower Term Loans and European Borrower Dollar Term Loans maintained as (A) Base Rate Loans, 4.00% and (B) Euro Rate Loans, 5.00%; (ii) in the case of European Borrower Euro Term Loans, 5.00%; (iii) in the case of Multicurrency Facility Revolving Loans maintained as (A) Base Rate Loans, 4.00% and (B) Euro Rate Loans, 5.00%; and (iv) in the case of Swingline Loans maintained as (A) Base Rate Loans, 4.00% and (B) Euro Rate Loans, 5.00%.”.

For purposes of clarity it is understood and agreed that, for all periods prior to the Fourth Amendment Effective Date, the Applicable Margins shall be determined in accordance with the provisions of the Credit Agreement, before giving effect to the amendments pursuant to this Fourth Amendment.

16. Section 11 of the Credit Agreement is hereby further amended by (x) deleting the definitions of “Adjustable Applicable Margins”, “End Date”, “Highest Adjustable Applicable Margin”, “Quarterly Pricing Certificate” and “Start Date”, (y) deleting the text “and on or prior to the date of delivery of the Quarterly Pricing Certificate referenced in the definition of “Applicable Margin”” each time it appears in the definition of “Pro Forma Basis” and (z) inserting the following new definitions in appropriate alphabetical order:

“Fourth Amendment” shall mean the Fourth Amendment to Credit Agreement, dated as of June 14, 2005.

“Fourth Amendment Effective Date” shall have the meaning provided in the Fourth Amendment.

17. Schedule XVI to the Credit Agreement is hereby amended by (x) deleting the text “($14.0)” appearing in said Schedule and inserting the text “($19.2)” in lieu thereof and (y) deleting the text “($61.3)” appearing in said Schedule and inserting the text “($66.5)” in lieu thereof.

II. Miscellaneous Provisions.

1. The Lenders hereby acknowledge and agree that, as a result of the amendments effected pursuant to preceding Part I (so long as the Fourth Amendment Effective Date occurs), (x) no test shall be required under Sections 9.08 or 9.09 for any period ended prior to the Fourth Amendment Effective Date, and the Lenders hereby irrevocably waive any violation of any of said covenants (as in effect prior to the Fourth Amendment Effective Date) based on the financial results for the four quarter period ended March 31, 2005 and (y) the test for March 31, 2005 pursuant to Section 9.10 shall be modified as provided in Section 12 of Part I above, and the Lenders hereby irrevocably waive any Default or Event of Default under said Section 9.10 to the extent based on the financial results for the four quarter period ended March 31, 2005, so long as no violation would occur for such period under Section 9.10 as amended hereby.

2. In order to induce the Lenders to enter into this Fourth Amendment, each of the Borrowers hereby represents and warrants that (i) no Default or Event of Default exists as of the Fourth Amendment Effective Date after giving effect to this Fourth Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date after giving effect to this Fourth Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

3. This Fourth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

4. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the U.S. Borrower and the Administrative Agent.

5. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

6. This Fourth Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) each of the Borrowers, each other Credit Party and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Aditi Chawla (facsimile number: 212-354-8113 / e-mail address: achawla@whitecase.com);

(ii) each of the Borrowers and each other Credit Party shall have entered into, and delivered to the Administrative Agent, such amendments, acknowledgements, confirmations and/or supplements to the Security Documents as the Administrative Agent may reasonably request in connection with this Fourth Amendment; and

(iii) the Borrowers shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses payable to the Administrative Agent and the Lenders to the extent then due pursuant to the Credit Agreement.

7. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Obligations of the Credit Parties shall be fully guaranteed pursuant to the relevant Guaranties and shall be fully secured pursuant to the Security Documents, in each case in accordance with the respective terms and provisions thereof.

8. The U.S. Borrower hereby covenants and agrees that, so long as the Fourth Amendment Effective Date occurs, it shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 12:00 P.M. (New York City time) on June 10, 2005, a non-refundable cash fee (the “Amendment Fee”) in Dollars in an amount equal to 25 basis points (0.25%) on an amount equal to the sum of (i) the aggregate principal amount of all Term Loans (using the Dollar Equivalent of all Euro Denominated Term Loans) of such Lender outstanding on the Fourth Amendment Effective Date plus (ii) the Multicurrency Facility Revolving Loan Commitment of such Lender as in effect on the Fourth Amendment Effective Date. The Amendment Fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter. The Amendment Fee shall be paid by the U.S. Borrower to the Administrative Agent for distribution to the relevant Lenders not later than the third Business Day following the Fourth Amendment Effective Date.

9. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

EXIDE TECHNOLOGIES, as a Borrower

By:

Name:
Title:

EXIDE GLOBAL HOLDING

NETHERLANDS C.V.,
as a Borrower

By:	Exide Technologies its general partner

By:

Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH,

Individually and as Administrative Agent

By:

Name:
Title:

By:

Name:
Title:

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Fourth Amendment, hereby consents to the entering into of the Fourth Amendment and agrees to the provisions thereof (including, without limitation, Part II, Section 6 thereof).

DIXIE METALS COMPANY By:

Name:
Title:

EXIDE DELAWARE LLC By: Exide Technologies, its sole manager By:

Name:
Title:

EXIDE ILLINOIS, INC. By:

Name:
Title:

GNB BATTERY TECHNOLOGIES JAPAN, INC. By:

Name:
Title:

REFINED METALS CORPORATION By:

Name:
Title:

RBD LIQUIDATION, LLC By:

Name:
Title:

EH INTERNATIONAL, LLC By: Exide Technologies, its sole member By:

Name:
Title:

EXIDE BELIGIUM SPRL By:

Name:
Title:

NATIONAL BATTERY DISTRIBUTION LIMITED (formerly Gemala Ireland (Holdings) Limited) By:

Name:
Title:

EXIDE CANADA CORPORATION By:

Name:
Title:

EXIDE DENMARK AS By:

Name:
Title:

CMP BATTERIES LTD. By:

Name:
Title:

DETA UK LIMITED By:

Name:
Title:

EURO EXIDE CORPORATION LIMITED By:

Name:
Title:

EXIDE TECHNOLOGIES (TRANSPORTATION) LIMITED (formerly Exide (Dagenham) Limited) By:

Name:
Title:

EXIDE (HOLDINGS) LIMITED By:

Name:
Title:

MBD NATIONAL LIMITED By:

Name:
Title:

CEAC, COMPAGNIE EUROPEENE D’ACCUMLATEURS, SAS By:

Name:
Title:

EXIDE HOLDING EUROPE SAS By:

Name:
Title:

DEUTSCHE EXIDE GMBH By:

Name:
Title:

EXIDE ITALIA S.R.L. By:

Name:
Title:

INDUSTRIA COMPOSIZIONI STAMPATE, SPA By:

Name:
Title:

EXIDE HOLDING NETHERLANDS B.V. By:

Name:
Title:

EXIDE TECHNOLOGIES HOLDING, B.V. By:

Name:
Title:

EXIDE TECHNOLOGIES NEDERLAND, B.V. By:

Name:
Title:

CENTRA S.A. By:

Name:
Title:

SONULAR – SOCIEDADE NACIONAL DE METALURGIA, LDA. By:

Name:
Title:

SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR, S.A. By:

Name:
Title:
By:

Name:
Title:

RU, RENOVACAO URBANA, LDA. By:

Name:
Title:

CHLORIDE MOTIVE POWER IBERICA, S.L. By:

Name:
Title:

EXIDE TRANSPORTATION HOLDING EUROPE, S.L. By:

Name:
Title:

OXIVOLT, S.L. By:

Name:
Title:

SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR, S.A. By:

Name:
Title:

TUDOR ELECTRONICA, S.L. By:

Name:
Title:

TUDOR AB By:

Name:
Title:

COÖPERATIE EXIDE EUROPE U.A. By:

Name:
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 14, 2005, AMONG EXIDE TECHNOLOGIES, EXIDE GLOBAL HOLDING NETHERLANDS C.V., VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Name of Institution:

By:

Name:

Title: